Exhibit 99.2

Second Quarter 2008 Earnings Supplemental Information

Second Quarter 2008 Supplemental Information Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 17, 2008 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 4, 2008. 1

Second Quarter 2008 Supplemental Information Financial Services Division (12.8% of Q2 08 Revenues) • Private financial data and VoIP networks Telecommunications Services Division (18.7% of Q2 08 Revenues) • Call signaling and database access services Q2 08 Revenue $90.1 mm Q2 08 EBITDA $22.4 mm Q2 08 Adj. Earnings $10.8 mm Point-of-Service Division (21.2% of Q2 08 Revenues) • Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (47.3% of Q2 08 Revenues) • Provides POS, telecommunications and financial services around the world TNS Divisions 2

Second Quarter 2008 Supplemental Information Q2:08 Financial Overview ($ in millions except per share amounts) Q2 08 Q2 07 % Chg International Services Division $ 42.6 $ 32.4 31.6% Financial Services Division 11.6 10.1 14.5% Telecommunications Services Division 16.8 16.1 4.4% Point of Sale Division 19.1 20.8 (7.8)% Total Revenue $90.1 $79.4 13.6% Gross Profit $47.9 $39.2 22.3% Gross Margin 53.2% 49.4% 380BP EBITDA Before Stock Comp Expense $22.4 $17.3 29.3% Adjusted Earnings(1,2) $10.8 $7.4 46.1% Adjusted Earnings per Share—Diluted(1,2) $0.43 $0.30 40.4% Cash Flow from Operations $14.1 $19.4 NMF 3 1) Non-GAAP measures. Included in equity in net loss/gain of affiliates for second quarter 2007 was a $0.6 million pre-tax gain on the sale of the company’s investment in WAY Systems. Excluding this item, second quarter 2008 adjusted earnings grew 57.1% to $10.8 million, or $0.43 per share, from $6.9 million, or $0.28 per share, in second quarter 2007. 2) Both second quarter 2008 and 2007 adjusted earnings have been calculated using the new 20% tax rate.

Second Quarter 2008 Supplemental Information EBITDA1 Calculation ($ in thousands except per share amounts) Q2 08 Q2 07 % Chg Income from operations (GAAP) $6,846 $3,560 NMF Amortization of intangible assets 6,359 5,972 6.5% Depreciation and amortization of property and equipment 6,094 5,433 12.2% Stock compensation expense 3,085 2,323 32.8% EBITDA before stock compensation expense $22,384 $17,288 29.5% 4 1) Non-GAAP measure.

Second Quarter 2008 Supplemental Information Adjusted Earnings1 Calculation ($ in thousands except per share amounts) Q2 08 Q2 07 % Chg Income before income taxes $4,073 $259 NMF and equity in net loss of unconsolidated affiliate (GAAP) Equity in net loss of affiliate (70) 563 NMF Amortization of intangible assets 6,359 5,972 6.5% Other debt-related costs 59 102 NMF Stock compensation expense 3,085 2,323 32.8% Adjusted Earnings Before Taxes 13,506 9,219 46.5% Income tax provision at 20% 2,701 1,843 NMF Adjusted Earnings (1) $10,805 $7,376 46.5% Weighted average shares diluted 25,274,241 24,219,660 4.4% Adjusted Earnings Per Share (1) $0.43 $0.30 40.4% 5 1) Non-GAAP measures. Excluding the $0.6 million pre-tax gain from the sale of WAY Systems in second quarter 2007, adjusted earnings grew 57.1% to $10.8 million, or $0.43 per share, from $6.9 million, or $0.28 per share. Under the previous 38% tax rate, adjusted earnings for the second quarter of 2007 were $0.24 per share. Excluding the non recurring pre-tax item adjusted earnings under the previous 38% tax rate for the second quarter of 2007 were $0.22 per share.

Second Quarter 2008 Supplemental Information Actual 6/30/08 12/31/07 Balance Sheet Highlights (Amounts in millions) Cash and Cash Equivalents $22.5 $ 17.8 Total Current Assets $119.4 $108.4 Current Ratio 1.38x 1.43x Net Property and Equipment $57.7 $ 55.4 Total Assets $390.1 $383.1 Long-Term Debt $187.5 $205.5 Stockholders’ Equity $111.2 $92.3 Total Debt/Capitalization 62.8% 68.9% Total Liabilities and Equity $390.1 $383.1 Common Shares Outstanding 24.9 24.3 6

Second Quarter 2008 Supplemental Information Outlook – Based on 20% Tax Rate ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $355 - $363 $325.6 9% - 11% Adjusted Earnings(1)(2) ($ millions) $39.4 - $41.5 $32.5 21% - 28% Adjusted Earnings Per Share – Diluted (1)(2) $1.55 - $1.63 $1.33 16% - 22% Q3:08 Q3:07 % Chg Total Revenue ($ millions) $89 -$91 $84.5 5% - 8% Adjusted Earnings(1)(3) ($ millions) $10.2 - $11.2 $9.3 10% - 20% Adjusted Earnings Per Share – Diluted (1)(3) $0.40 - $0.44 $0.38 5% - 15% 1) Non-GAAP measure. 2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. 3) Third quarter 2007 Adjusted earnings at the old 38% tax rate were $6.5 million, or $0.27 per share and exclude the $1.1 million pretax severance charges previously disclosed. 7